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                      Security Capital Group Incorporated
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


                    Security Capital Group Incorporated
                             125 Lincoln Avenue
                         Sante Fe, New Mexico 87501



                                               May 12, 1998



[Stockholder]


Dear [Stockholder]:

         The first Annual Meeting of Security Capital Group as a public company will be held next Thursday morning at 9:30 at the Fairmont Hotel in Chicago.

         Frankly, our underlying business is exceptional. I want to send a very strong message to all of our shareholders.

         Attached to this facsimile are the two items that we would like shareholders to approve. They are straightforward and important for the company. I would like to get the highest vote possible, and I would ask if you might be able to usher this through your back office as soon as possible.

         Please call me if you have any questions. Thank you, and I hope this letter finds you well.

                                                Cordially,

                                                SECURITY CAPITAL GROUP
                                                INCORPORATED

                                                /s/ William D. Sanders

                                                William D. Sanders
                                                Chairman

WDS/ajd
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